TD WATERHOUSE TRUST

SUPPLEMENT DATED OCTOBER 26, 2004
TO THE PROSPECTUS DATED MAY 28, 2004

         1.      The following replaces the information on page 29 of the prospectus under the sub-heading “Costs of Market-Timing:”

Policies and Procedures with respect to Frequent Purchases and Redemptions of Fund Shares

Some investors try to profit from a strategy called market-timing. “Market-timing” may take many forms. “Market-timing” often involves a strategy of frequent purchases and redemptions of fund portfolio holdings by an investor for profit. This strategy may involve switching money into investments when investors expect prices to rise, and taking money out when they expect prices to fall. Market-timing may also refer to an arbitrage activity that involves frequent purchases and redemptions of fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Market-timing may present certain risks for other shareholders of a fund including, among other things, dilution in the value of fund shares held by long-term shareholders, interference with efficient management of a fund’s portfolio, increased brokerage, administrative and other transaction costs and tax consequences. Therefore, the Board of Trustees of TD Waterhouse Trust, on behalf of the Funds, has adopted a policy for the Funds to discourage frequent purchases and redemptions of fund shares by fund shareholders, and has adopted the policies and related procedures listed below for deterring frequent purchases and redemptions of fund shares by fund shareholders. Unless otherwise described below, these policies and procedures, including restrictions, will apply uniformly in all cases.

•	the Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

•
you may be assessed a redemption fee if you redeem shares of a Fund (including any redemption in connection with an exchange transaction) within 5 calendar days after (or 180 days if purchased before August 20, 2004) investing in the Fund (see Fees and Expenses of the Funds for applicable fee amounts and How to Sell Shares – Redemption Fees for further information regarding the redemption fee).

•
each Fund prohibits more than 2 round trips (each “round trip” is a purchase and subsequent sale within any 5 business days on a rolling basis) in a Fund within a rolling 120 calendar days from the date of the first round trip purchase.

(over)

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where a customer is identified as having a history of frequent purchases and redemptions in TD Waterhouse funds that is deemed to constitute market-timing activity, TD Waterhouse will place a trading restriction on the customer’s account to prohibit future purchases and exchanges into TD Waterhouse funds by the account.

•
trading limitations may also be imposed where an account is identified as engaging in frequent purchases and sales of other mutual funds. Depending on the number of non-proprietary funds that TD Waterhouse is aware of which identify the account as having engaged in activity deemed by such fund to constitute market-timing, TD Waterhouse may either restrict the account from purchases of or exchanges into TD Waterhouse fund shares, or may allow the account to purchase or exchange into a Fund, but prohibit the account from engaging in more than 1 round trip within any rolling 120 calendar day period (from the date of the first round trip purchase).

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each Fund reserves the right to suspend the offering of shares for a period of time and to reject any purchase request – including exchanges from other Funds – for any reason. A purchase request could be rejected because, among other things, a Fund regards it as disruptive to the efficient management of the Fund, the timing of the investment, a history of excessive trading by any investor, a purchase or exchange order does not meet compliance with the Funds’ policy relating to deterring market-timing, non-compliance with applicable anti-money laundering procedures or there is reason to suspect fraud.

•
the Board of Trustees has adopted, and each Fund complies with, pricing and valuation procedures that eliminate or reduce potential advantages of market-timing in the Funds (see Shareholder Information –Pricing Your Shares).

•	each Fund reserves the right to revise the exchange privilege or limit the amount of an exchange, at any time.

•	each Fund reserves the right to modify the Fund policies and procedures with respect to frequent purchases and redemptions of Fund shares at any time.

2.	The following information supplements the prospectus:

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ respective portfolio securities is available (i) in the Funds’ Statement of Additional Information and (ii) on the Funds’ website at http://www.tdwaterhouse.com.